                                                                    Exhibit 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of CFX Corporation, a corporation organized under the laws of the state of New Hampshire (the "Corporation"), hereby constitutes and appoints Peter J. Baxter, Mark A. Gavin, Gregg R. Tewksbury and Steven L. Kaplan, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents for him or her and on his or her behalf and in his or her name, place and stead, in all cases with full power of substitution and resubstitution, in any hand and all capacities, to sign, execute and affix his or her seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 or any other appropriate form and all amendments or supplements (including post-effective amendments) thereto with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of common stock, par value $0.66 2/3 per share, of the Corporation, and grants to each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully and to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS HEREOF, the undersigned director and or officer has hereunto set his or her hand and seal, as of the date specified.


Name                                    Title             Date
----                                    -----             ----

/s/ Richard F. Astrella                 Director          December 9, 1997
-------------------------------------
Richard F. Astrella

/s/ William E. Aubuchon, III            Director          December 9, 1997
-------------------------------------
William E. Aubuchon, III

/s/ Peter J. Baxter                     President,        December 9, 1997
-------------------------------------   CEO and Director
Peter J. Baxter

                                        Director
-------------------------------------
Richard B. Baybutt

/s/ Christopher V. Bean                 Director          December 9, 1997
-------------------------------------
Christopher V. Bean

/s/ Christopher W. Bramley              Director          December 9, 1997
-------------------------------------
Christopher W. Bramley

/s/ John N. Buxton                      Director          December 9, 1997
-------------------------------------
John N. Buxton


/s/ P. Kevin Condron                    Director          December 9, 1997
-------------------------------------
P. Kevin Condron

/s/ Timothy J. Connors                  Director          December 9, 1997
-------------------------------------
Timothy J. Connors

/s/ Douglas Crichfield                  Director          December 9, 1997
-------------------------------------
Douglas Crichfield

/s/ Calvin L. Frink                     Director          December 9, 1997
-------------------------------------
Calvin L. Frink

/s/ Eugene E. Gaffey                    Director          December 9, 1997
-------------------------------------
Eugene E. Gaffey

/s/ David R. Grenon                     Director          December 9, 1997
-------------------------------------
David R. Grenon

/s/ Elizabeth Sears Hager               Director          December 9, 1997
-------------------------------------
Elizabeth Sears Hager

/s/ Douglas S. Hatfield, Jr.            Director          December 9, 1997
-------------------------------------
Douglas S. Hatfield, Jr.

/s/ Philip A. Mason                     Director          December 9, 1997
-------------------------------------
Philip A. Mason

/s/ Walter R. Peterson                  Director          December 9, 1997
-------------------------------------
Walter R. Peterson

/s/ Seth A. Resnicoff                   Director          December 9, 1997
-------------------------------------
Seth A. Resnicoff

/s/ Mark E. Simpson                     Director          December 9, 1997
-------------------------------------
Mark E. Simpson

/s/ Robert W. Simpson                   Director          December 9, 1997
-------------------------------------
Robert W. Simpson

/s/ L. William Slanetz                  Director          December 9, 1997
-------------------------------------
L. William Slanetz

/s/ Gregg R. Tewksbury                  Chief             December 9, 1997
-------------------------------------   Financial Officer
Gregg R. Tewksbury